UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
_______________________
FORM 8-K
_______________________

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 13, 2020
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Twin River Worldwide Holdings, Inc.
(Exact name of registrant as specified in its charter)

Delaware	001-38850	20-0904604
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

100 Westminster Street
Providence	RI	02903
(Address of Principal Executive Offices and Zip Code)
________________________
(401) 475-8474
(Registrant’s telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report.)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12 (b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Common stock, $0.01 par value	TRWH	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company  ☒
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☒

Item 8.01 Other Events.
In order to mitigate the spread of the global pandemic caused by COVID-19, governmental entities of both the United States and Rhode Island have declared a state of emergency and have imposed certain restrictions including travel bans and recommendations on the limitation of social gatherings. As part of this mitigation, on March 13, 2020, the state of Rhode Island ordered all casino operations in the state to close for a 7-day period commencing on March 14, 2020. As a result, Twin River Worldwide Holdings, Inc.'s (the "Company") Rhode Island properties, Twin River Casino Hotel and Tiverton Casino Hotel, suspended all operations as of such date.

The Company is currently unable to accurately predict the duration of this business disruption, or the ultimate financial impact this disruption will have on the Company, but the Company expects the impact could have a material effect on its results of operations for the first quarter of 2020 and potentially thereafter. The Company is currently evaluating the impact of this business disruption on its previously issued guidance on March 3, 2020 with respect to fiscal 2020 financial performance, but is not able to provide updated guidance at this time.

Although the suspension of operations at present applies only to the Company's Rhode Island operations, it is possible that operations at the Company's other properties could also be disrupted in the future as a result of the implementation of efforts to mitigate the spread of COVID-19. Further, it is possible that current or future limitations upon travel and social gatherings may impact the willingness or ability of the Company's customers to visit its other properties. As a result, the Company’s results of operations could be further negatively impacted. The extent to which the coronavirus impacts the Company’s results will depend on future developments, which are highly uncertain and cannot be accurately predicted, including new information which may emerge concerning the severity of the coronavirus outbreak and any additional actions taken to contain further spread of the virus.

Forward-Looking Statements

This communication contains "forward-looking" statements as that term is defined in Section 27A of the Securities Act of 1933, as amended, Section 21E of the Securities Exchange Act of 1934, as amended and the Private Securities Litigation Reform Act of 1995. These forward looking statements include statements with respect to the impact of COVID-19 on the Company’s operations and financial results, and the duration and breadth of limitations on group gatherings. Important factors influencing these future results include the severity of the COVID-19 pandemic, the duration of states of emergency and ban on the Company’s casino operations. The Company undertakes no obligation to update publicly any forward-looking statements, whether as a result of new information, future events, or otherwise. For further information, please refer to the Company’s reports and filings with the Securities and Exchange Commission.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TWIN RIVER WORLDWIDE HOLDINGS, INC.
By:	/s/ Stephen H. Capp
Name:	Stephen H. Capp
Title:	Executive Vice President and Chief Financial Officer

Date: March 16, 2020